UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2024 (February 19, 2024)

HEXCEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-8472	94-1109521
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Stamford Plaza 281 Tresser Boulevard Stamford, Connecticut 06901-3238

(Address of principal executive offices, including zip code)

(203) 969-0666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	HXL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On February 20, 2024, following a previously announced Investor Day conference in New York, New York, which was also webcast live (“Investor Day”), Hexcel Corporation (the “Company”) announced its financial outlook for the three-year period 2024 to 2026 and the authorization of an additional share repurchase program.

A copy of the press release dated February 20, 2024 is being furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety. The Investor Day supporting slide deck and a replay of the webcast is available on the investor relations webpage of the Company’s website at www.Hexcel.com.

The information contained in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Section 8 – Other Events

Item 8.01 Other Events.

On February 19, 2024, the Board of Directors of the Company (the “Board”) approved an additional $300 million authorization to purchase shares of its common stock, $0.01 par value per share (the “Common Stock”), under a new share repurchase program (the “Share Repurchase Program”). This amount is in addition to the amount that currently remains available for repurchases under the prior share repurchase program approved by the Board in May 2018. The purchases of such shares under the Share Repurchase Program are anticipated to be made in open market transactions, block transactions, privately negotiated purchase transactions or other purchase techniques at the discretion of management based upon consideration of market, business, legal, accounting, and other factors. In addition, the Company may establish one or more trading plans pursuant to Rule 10b5-1 under the Exchange Act, or enter into arrangements with brokers or other third parties for accelerated purchases of Common Stock. There is no guarantee as to the exact number of shares of Common Stock that the Company may repurchase under the Share Purchase Program.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release, dated February 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

Date: February 20, 2024	By:	/s/ Gail E. Lehman
Gail E. Lehman
Executive Vice President, General Counsel & Secretary